                            EXHIBIT 99.4


     The statistical information on the following pages further describes certain aspects of the business of Old Kent. Additional statistical information describing the business of Old Kent appears in the following sections of set forth in Exhibit 99.3 ("Financial Review"), the Selected Financial Data set forth in Exhibit 99.2 ("Selected Financial Data"), and the financial statements and notes set forth in Exhibit 99.1 ("Financial Statements"):

                                                    PAGES
                                                -------------
      FINANCIAL REVIEW (EXHIBIT 99.3)
        Net Interest Income                             6
        Average Consolidated Balance Sheets             8
        Loan Portfolio                                  9
        Provision for Credit Losses                    10
        Nonperforming Assets                           12

      SELECTED FINANCIAL DATA (EXHIBIT 99.2)
        Dividend payout ratio
        Return on average total equity
        Return on average assets
        Average equity to average assets

      FINANCIAL STATEMENTS (EXHIBIT 99.1)
        Note 4. Securities Available-for-Sale          12
        Note 5. Securities Held-to-Maturity            13
        Note 6. Loans and Nonperforming Assets         14
        Note 17. Reportable Operating Segments         24

INVESTMENT PORTFOLIO

  The following table shows, by class of maturities as of December 31, 1999, the amounts and weighted average yields of securities available-for-sale and securities held-to-maturity on the basis of amortized cost:

                                                       MATURING
                         ---------------------------------------------------------------------------
                                             AFTER ONE BUT      AFTER FIVE BUT
                         WITHIN ONE YEAR   WITHIN FIVE YEARS   WITHIN TEN YEARS    AFTER TEN YEARS
                         ----------------- ------------------- ------------------  -----------------
                          AMOUNT   YIELD     AMOUNT    YIELD    AMOUNT    YIELD     AMOUNT   YIELD
                          ------   -----     ------    -----    ------    -----     ------   -----
                                                (Dollars in Thousands)
U.S. Treasury and other
 U.S. government
 agencies
 and corporations        $  90,679  5.46%  $  462,844   5.45%  $  194,281   6.72%  $  54,590  6.73%
States and other
 political subdivisions     63,052  5.72      190,861   5.46      187,036   5.03     277,421  4.75
Other Securities             1,522  5.83       54,127   5.66       13,717   6.44     153,863  7.46
                         --------- -----   ---------- ------   ---------- ------   --------- -----
  Total                  $ 155,253  5.57%  $  707,832   5.47%  $  395,034   5.91%  $ 485,874  5.83%
                         ========= =====   ========== ======   ========== ======   ========= =====

----------------
(1) The effective yields are weighted for the scheduled maturity of each security.

(2) Collateralized mortgage obligations and mortgage-backed securities of $2,200,463, having a weighted average yield of 6.29% at December 31, 1999, are not included in the table shown above.

(3) Weighted average interest rates have been computed on a fully taxable equivalent basis. The rates shown on securities issued by states and political subdivisions have been restated, assuming a 35% tax rate. The amount of the adjustment, due to restating the rates, is as follows:











                            TAX-             RATE OF TAXABLE
                           EXEMPT              EQUIVALENTS
                            RATE  ADJUSTMENT      BASIS
                           ------ ---------- ---------------
            Under 1 Year    5.72%    3.08%        8.80%
            1 to 5 Years    5.46     2.94         8.40
            5 to 10 Years   5.03     2.71         7.74
            Over 10 Years   4.75     2.56         7.31
                            ----     ----         ----
            Total           5.08%    2.74%        7.82%
                            ====     ====         ====

(4) The aggregate book value of securities of no single issuer except the U.S. Government exceeds 10% of Old Kent's consolidated shareholders' equity.

  The table below identifies the critical characteristics of Old Kent's three classes of mortgage-backed related securities for December 31, 1999 and 1998.

                                                      WEIGHTED ESTIMATED
                                           AMORTIZED  AVERAGE   AVERAGE
                                              COST     YIELD     LIFE*
                                           ---------- -------- ---------
                                                  (IN THOUSANDS)
December 31, 1999
Collateralized mortgage obligations:
 U.S. Government issued                    $1,082,333   6.17%     3.7
 Privately issued                             430,251   6.43      3.6
Mortgage-backed pass-through securities       687,879   6.40      7.3
                                           ----------   ----      ---
  Total                                    $2,200,463   6.29%     4.8
                                           ==========   ====      ===
December 31, 1998
Collateralized mortgage obligations:
 U.S. Government issued                    $1,539,224   6.24%     3.5
 Privately issued                             392,517   6.32      4.1
Mortgage-backed pass-through securities       287,402   6.67      4.7
                                           ----------   ----      ---
  Total                                    $2,219,143   6.31%     3.8
                                           ==========   ====      ===

--------
* Estimated average life is the amortization period, in years, used by Old Kent in the preparation of its financial statement.

LOAN PORTFOLIO

  The following table shows the maturity of loans (excluding residential mortgages of 1-4 family residences, consumer loans, credit card loans, and lease financing) outstanding at December 31, 1999. Also provided are the amounts due after one year classified according to their sensitivity to changes in interest rates.









                                         DUE IN ONE   DUE IN ONE   DUE AFTER
                                        YEAR OR LESS TO FIVE YEARS FIVE YEARS
                                        ------------ ------------- ----------
                                              (IN THOUSANDS OF DOLLARS)
Commercial, financial and agricultural   $2,037,763   $1,448,285    $256,186
Real estate-commercial(1)                   562,922    1,966,802     458,862
Real estate-construction                    461,633      473,204     269,454
                                         ----------   ----------    --------
  Total                                  $3,062,318   $3,888,291    $984,502
                                         ==========   ==========    ========
Loans due after one year:
 With fixed rates                                     $2,682,921    $767,912
 With floating rates                                   1,205,370     216,590
                                                      ----------    --------
  Total                                               $3,888,291    $984,502
                                                      ==========    ========

--------
(1)  Includes real estate commercial loans secured by 1-4 family residences.

  Old Kent had no significant foreign outstandings at the end of any of the last three years.

DEPOSITS

  The daily average amounts of deposits and rates paid on such deposits for the periods indicated are:

                                   YEARS ENDED DECEMBER 31,
                      ----------------------------------------------------
                            1999              1998              1997
                      ----------------  ----------------  ----------------
                        AMOUNT    RATE    AMOUNT    RATE    AMOUNT    RATE
                        ------    ----    ------    ----    ------    ----
                                    (Dollars in Thousands)
In Domestic Offices:
 Non-interest-bearing
  demand deposits     $ 2,362,813       $ 2,318,006       $ 2,098,872
 Savings deposits       6,210,846 2.88%   5,582,425 2.90%   4,653,588 2.72%
 Time deposits          7,333,551 4.96    7,689,988 5.37    8,587,638 5.44
In Foreign Office:
 Time deposits             75,232 5.11       37,384 5.37       38,792 5.45
                      -----------       -----------       -----------
  Total               $15,982,442       $15,627,803       $15,378,890
                      ===========       ===========       ===========

  The time remaining until maturity of time deposits of $100,000 or more issued by domestic offices (all of which are time certificates of deposit) at December 31, 1999, is as follows:

                            TIME CERTIFICATES
                                OF DEPOSIT
                          ----------------------
                          (DOLLARS IN THOUSANDS)
3 months or less                $1,279,319
Over 3 through 6 months            647,431
Over 6 through 12 months           347,538
Over 12 months                     185,009
                                ----------
  Total                         $2,459,297
                                ==========

  Time deposits in the foreign office are all in amounts of $100,000 or more.

OTHER BORROWED FUNDS

  Other borrowed funds consist of federal funds purchased, securities sold under agreements to repurchase, bank notes, treasury tax, loan and demand notes. The following amounts and rates applied during the last three years:

                           FEDERAL FUNDS PURCHASED AND
                              SECURITIES SOLD UNDER
                            AGREEMENTS TO REPURCHASE:                BANK NOTES
                          --------------------------------  ------------------------------
                             1999        1998       1997      1999       1998       1997
                             ----        ----       ----      ----       ----       ----
                              (DOLLARS IN THOUSANDS)           (DOLLARS IN THOUSANDS)
Amounts outstanding at
 year-end                 $1,003,760  $1,284,075  $938,952  $500,000  $  250,000  $960,500
Average amount
 outstanding during year  $1,017,867  $1,051,951  $827,973  $409,997  $  722,819  $590,886
Maximum amount
 outstanding any month-
 end                      $1,401,472  $1,338,607  $938,952  $500,000  $1,010,500  $960,500
Weighted average
 interest rate at year-
 end(1)                         4.72%       4.98%     5.80%     5.78%       4.59%     5.88%
Weighted average
 interest rate during
 year(1)                        4.39%       4.83%     4.93%     5.26%       5.70%     6.04%

                                FEDERAL HOME LOAN                 AGGREGATE OTHER
                                  BANK ADVANCES                    BORROWED FUNDS
                            ----------------------------  ----------------------------------
                              1999      1998      1997       1999        1998        1997
                              ----      ----      ----       ----        ----        ----
                            (DOLLARS IN THOUSANDS)           (DOLLARS IN THOUSANDS)
Amounts outstanding at
 year-end                  $1,102,420  $849,085  $447,443  $2,824,034  $2,548,454  $2,597,514
Average amount
 outstanding during year   $  964,542  $516,768  $373,060  $2,572,617  $2,510,707  $2,004,524
Maximum amount
 outstanding any month-
 end                       $1,112,765  $849,085  $447,443  $2,824,034  $2,900,197  $2,597,514




Weighted average
 interest rate at year-
 end(1)                       5.97%     5.43%     6.06%       5.10%       4.99%       5.30%
Weighted average
 interest rate during
 year(1)                      5.69%     5.83%     5.97%       5.00%       5.41%       5.63%

--------
(1) The weighted average interest rates are derived by dividing the interest expense for the period by the daily average balance during the period.